                                                                 EXHIBIT 10.18.3

                               AMENDMENT AGREEMENT


         This Amendment Agreement (this "Agreement"), dated as of October 5, 2001, is entered into by and among the following:

         1. Heritage Propane Partners, L.P., a Delaware limited partnership ("Heritage MLP"); and

         2. James E. Bertelsmeyer and Donna C. Bertelsmeyer, as Tenants by the Entireties; H. Michael Krimbill; R. C. Mills; G. A. Darr; The Beth Elise Bertelsmeyer Snapp Trust; The Amy Renee Bertelsmeyer Trust; The John D. Capps Trust; J. Charles Sawyer; Bill W. Byrne; Robert K Blackman; Byron Jay Cook; Blaine L. Cronn; Mark A. Darr; Larry J. Lindsey; Ray S. Parsons; Charles B. Pass; Kermit V. Jacobsen; Thomas H. Rose; C. H. Timberlake, III; Curtis L. Weishahn; William V. Cody; James C. Hamilton, II; and Jack McKeehan (collectively, the "Former GP Stockholders").

                                    RECITALS

         Each of the Former GP Stockholders has purchased Common Units of Heritage MLP and/or Class B Subordinated Units of limited partner interests from Heritage MLP pursuant to the terms of a Subscription Agreement dated June 15, 2000 and amended as of August 10, 2000 and again amended as of January 5, 2001 (the "Subscription Agreement").

         The Parties desire to amend the timing of voting obligations with respect to the unitholders' vote(s) for approval of the conversion of the Class B Subordinated Units to Common Units (the "Conversion").

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

         A. DEFINED TERMS. As used in this Amendment Agreement, each capitalized term used herein, but not defined, has the meaning given to it in the Subscription Agreement.

         B. The Parties agree to amend Section 5.3 of the Subscription Agreement to postpone the preparation and filing with the Securities and Exchange Commission of a proxy for the Conversion until a date no later than January 15, 2002, and further agree to defer the date of the increased distribution rights of the holders of the Class B Subordinated Units until March 31, 2002, and consent to the amendment of the Heritage MLP Partnership Agreement in the form of Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P. in the form of Exhibit "A" attached hereto and incorporated herein by reference.

         C. This Amendment Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Amendment Agreement.

         D. Except as amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Subscription Agreement shall remain unaltered and in full force and effect and the Subscription Agreement, as amended hereby, is in all respects agreed to, ratified and confirmed by the parties hereto.

         E. Upon the effectiveness of this Amendment Agreement, each reference in the Subscription Agreement and in other documents describing or referencing the Subscription Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to such Subscription Agreement, shall mean and be a reference to such Subscription Agreement as amended hereby.

         AGREED to as of October 5, 2001.

Heritage MLP                           HERITAGE PROPANE PARTNERS, L.P.,
                                       A DELAWARE LIMITED PARTNERSHIP

                                       BY:  HERITAGE HOLDINGS, INC.
                                            ITS GENERAL PARTNER


                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------




Former GP Stockholders                 By:
                                          --------------------------------------
                                             James E. Bertelsmeyer


                                       By:
                                          --------------------------------------
                                             Donna C. Bertelsmeyer


                                       By:
                                         --------------------------------------
                                             H. Michael Krimbill


                                       By:
                                          --------------------------------------
                                             R. C. Mills


                                       By:
                                          --------------------------------------
                                             G. A. Darr

                                       The Beth Elise Bertelsmeyer Snapp Trust

                                       By:
                                          --------------------------------------
                                             Beth Elise Bertelsmeyer Snapp,
                                             as Co-Trustee


                                       By:
                                          --------------------------------------
                                             Amy Rene Bertelsmeyer Westbrock,
                                             as Co-Trustee


                                       The Amy Rene Bertelsmeyer Trust

                                       By:
                                          --------------------------------------
                                             Amy Rene Bertelsmeyer Westbrock,
                                             as Co-Trustee

                                       By:
                                          --------------------------------------
                                             Beth Elise Bertelsmeyer Snapp,
                                             as Co-Trustee


                                       The John D. Capps Trust

                                       By:
                                          --------------------------------------
                                             Estelle A. Capps, as Trustee


                                       By:
                                          --------------------------------------
                                             J. Charles Sawyer


                                       By:
                                          --------------------------------------
                                             Bill W. Byrne


                                       By:
                                          --------------------------------------
                                             Robert K. Blackman


                                       By:
                                          --------------------------------------
                                             Byron Jay Cook


                                       By:
                                          --------------------------------------
                                             Blaine L. Cronn

                                       By:
                                          --------------------------------------
                                             Mark A. Darr


                                       By:
                                          --------------------------------------
                                             Larry J. Lindsey


                                       By:
                                          --------------------------------------
                                             Ray S. Parsons


                                       By:
                                          --------------------------------------
                                             Charles B. Pass


                                       By:
                                          --------------------------------------
                                             Kermit V. Jacobsen


                                       By:
                                          --------------------------------------
                                             Thomas H. Rose


                                       By:
                                          --------------------------------------
                                             C. H. Timberlake, III


                                       By:
                                          --------------------------------------
                                             Curtis L. Weishahn


                                       By:
                                          --------------------------------------
                                             William V. Cody


                                       By:
                                          --------------------------------------
                                             James C. Hamilton, II


                                       By:
                                          --------------------------------------
                                             Jack McKeehan